Schedule of Investments (unaudited) July 31, 2020	BlackRock Long-Horizon Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 7.3%
Alibaba Group Holding Ltd.(a)	355,132	$11,142,635
ANTA Sports Products Ltd.	737,000	6,996,332

		18,138,967

Germany — 3.0%
Deutsche Post AG, Registered Shares(a)	183,529	7,449,474

India — 3.1%
HDFC Bank Ltd.	563,546	7,784,358

Ireland — 4.7%
Trane Technologies PLC	105,182	11,766,710

Japan — 3.2%
Sony Corp.	101,300	7,870,504

Spain — 3.0%
Bankinter SA	1,462,761	7,605,168

Sweden — 2.7%
Hexagon AB, B Shares(a)	104,359	6,824,806

United Kingdom — 8.4%
British American Tobacco PLC	284,938	9,416,720
Reckitt Benckiser Group PLC	116,779	11,709,375

		21,126,095

United States — 64.3%
Alphabet, Inc., Class C(a)	4,918	7,293,197
American Express Co.	104,852	9,784,789
Boston Scientific Corp.(a)(b)	348,089	13,425,793
Charles Schwab Corp.	284,580	9,433,827
Cognex Corp.	86,331	5,772,954
Comcast Corp., Class A	326,076	13,956,053
Intuit, Inc.	23,071	7,068,262
Mastercard, Inc., Class A	38,461	11,866,372
Microsoft Corp.	39,096	8,015,071
Mondelez International, Inc., Class A	256,164	14,214,540
Otis Worldwide Corp.	171,189	10,740,398
Thermo Fisher Scientific, Inc.	26,560	10,994,512
T-Mobile US, Inc.(a)	93,857	10,078,365
Tractor Supply Co.	51,984	7,420,196
UnitedHealth Group, Inc.	36,582	11,076,298
Walt Disney Co.	83,208	9,730,344

		160,870,971

Total Common Stocks — 99.7% (Cost: $187,189,388)		249,437,053

Security	Par (000)	Value

Corporate Bonds

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(a)(c)(d)	$1,000	$1,000

Total Corporate Bonds — 0.0% (Cost: $1,000,000)		1,000

	Shares

Preferred Securities

Preferred Stocks — 0.0%

United States — 0.0%
Proteus Digital Health (Acquired 07/22/14, Cost: $7,000,007), 0.00%(a)(e)(f)	532,725	5

Total Preferred Securities — 0.0% (Cost: $7,000,007)		5

Total Long-Term Investments —99.7% (Cost: $195,189,395)		249,438,058

Short-Term Securities

Money Market Funds — 0.4%
SL Liquidity Series, LLC, Money Market Series, 0.38%(g)(h)(i)	1,136,168	1,136,850

Total Short-Term Securities — 0.4% (Cost: $1,136,850)		1,136,850

Total Investments — 100.1% (Cost: $196,326,245)		250,574,908

Liabilities in Excess of Other Assets — (0.1)%		(304,850)

Net Assets — 100.0%		$250,270,058

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Convertible security.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $5, representing less than 0.05% of its net assets as of period end, and an original cost of $7,000,007.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

1

Schedule of Investments (unaudited) (continued) July 31, 2020	BlackRock Long-Horizon Equity Fund

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/20	Shares Purchased		Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	6,769,717	—		(6,769,717	)(c)	—	$—	$249		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	1,136,168	(c)	—		1,136,168	1,136,850	269	(d)	(105)	—

							$1,136,850	$518		$(105)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents net shares purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to its most recent financial statements.

Certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
China	$—	$18,138,967	$—	$18,138,967
Germany	—	7,449,474	—	7,449,474
India	—	7,784,358	—	7,784,358
Ireland	11,766,710	—	—	11,766,710
Japan	—	7,870,504	—	7,870,504
Spain	—	7,605,168	—	7,605,168
Sweden	—	6,824,806	—	6,824,806
United Kingdom	—	21,126,095	—	21,126,095
United States	160,870,971	—	—	160,870,971
Corporate Bonds	—	1,000	—	1,000

2

Schedule of Investments (unaudited) (continued) July 31, 2020	BlackRock Long-Horizon Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Preferred Securities
Preferred Stocks	$—	$—	$5	$5

	$172,637,681	$76,800,372	$5	249,438,058

Investments Valued at NAV(a)				1,136,850

				$250,574,908

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Currency Abbreviation

USD	United States Dollar

3